Ivy Funds

Supplement dated July 21, 2017 to the

Ivy ProShares Index Funds Statement of Additional Information

dated April 20, 2017

The following replaces the second full paragraph of the “Investment Advisory and Other Services – Sales Charges for Class A and Class E Shares” section on page 52:

IDI may pay broker-dealers up to 1.00% on investments made in Class A and Class E shares with no initial sales charge, according to the following schedule:

1.00% - Sales of $250,000 to $3,999,999.99

0.50% - Sales of $4.0 million to $49,999,999.99

0.25% - Sales of $50.0 million or more

Supplement	Statement of Additional Information	1